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[ING FUNDS LOGO]

                                                              Exhibit 2(K)(x)(b)

June 19, 2006

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Pioneer Equity Income Portfolio, a newly established series of ING Investors Trust and ING Global Bond Fund, a newly established series of ING Mutual Funds (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement. This AMENDED AND RESTATED EXHIBIT A supersedes the previous AMENDED AND RESTATED EXHIBIT A dated April 28, 2006.

     The AMENDED AND RESTATED EXHIBIT A has also been updated by the removal of ING VP Convertible Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, as these funds recently merged into other funds.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.

                                               Very sincerely,

                                               /s/ Todd Modic
                                               --------------
                                               Todd Modic
                                               Senior Vice President
                                               ING Investors Trust
                                               ING Mutual Funds

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:     Nick Horvath
        -------------------------------------
Name:   /s/ Nick Horvath
        -------------------------------------
Title:  Managing Director, Duly Authorized
        -------------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investors Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700           ING Mutual Funds
                                   www.ingfunds.com
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                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                                  TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                             ORGANIZATION       ORGANIZATION        I.D. NO.
------------------                                             ------------       ------------       ----------
ING CORPORATE LEADERS TRUST FUND                               TRUST              NEW YORK           13-6061925

ING EQUITY TRUST                                               Business Trust     Massachusetts          N/A
     ING Convertible Fund                                                                            33-0552461
     ING Disciplined LargeCap Fund                                                                   06-1533751
     ING Financial Services Fund                                                                     95-4020286
     ING Fundamental Research Fund                                                                   20-3735519
     ING LargeCap Growth Fund                                                                        33-0733557
     ING LargeCap Value Fund                                                                         20-0437128
     ING MidCap Opportunities Fund                                                                   06-1522344
     ING MidCap Value Choice Fund                                                                    20-2024800
     ING MidCap Value Fund                                                                           86-1048451
     ING Opportunistic LargeCap Fund                                                                 20-3736397
     ING Principal Protection Fund                                                                   86-1033467
     ING Principal Protection Fund II                                                                86-1039030
     ING Principal Protection Fund III                                                               86-1049217
     ING Principal Protection Fund IV                                                                82-0540557
     ING Principal Protection Fund V                                                                 27-0019774
     ING Principal Protection Fund VI                                                                48-1284684
     ING Principal Protection Fund VII                                                               72-1553495
     ING Principal Protection Fund VIII                                                              47-0919259
     ING Principal Protection Fund IX                                                                20-0453800
     ING Principal Protection Fund X                                                                 20-0584080
     ING Principal Protection Fund XI                                                                20-0639761
     ING Principal Protection Fund XII                                                               20-1420367
     ING Principal Protection Fund XIII                                                              20-1420401
     ING Principal Protection Fund XIV                                                               20-1420432
     ING Real Estate Fund                                                                            23-2867180
     ING SmallCap Opportunities Fund                                                                 04-2886856
     ING SmallCap Value Choice Fund                                                                  20-2024826
     ING SmallCap Value Fund                                                                         86-1048453

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
                                                                  TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                             ORGANIZATION       ORGANIZATION        I.D. NO.
------------------                                             ------------       ------------       ---------
ING FUNDS TRUST                                                Statutory Trust    Delaware               N/A
     ING Classic Money Market Fund                                                                   23-2978935
     ING GNMA Income Fund                                                                            22-2013958
     ING High Yield Bond Fund                                                                        23-2978938
     ING Institutional Prime Money Market Fund                                                       20-2990793
     ING Intermediate Bond Fund                                                                      52-2125227
     ING National Tax-Exempt Bond Fund                                                               23-2978941

ING INVESTMENT FUNDS, INC.                                     Corporation        Maryland               N/A
     ING MagnaCap Fund                                                                               22-1891924

ING INVESTORS TRUST                                            Business Trust     Massachusetts          N/A
     ING AllianceBernstein Mid Cap Growth Portfolio                                                  51-0380290
     ING American Funds Growth Portfolio                                                             55-0839555
     ING American Funds Growth-Income Portfolio                                                      55-0839542
     ING American Funds International Portfolio                                                      55-0839552
     ING Capital Guardian Small/Mid Cap Portfolio                                                    13-3869101
     ING Capital Guardian U.S. Equities Portfolio                                                    23-3027332
     ING Disciplined Small Cap Value Portfolio                                                       20-4411788
     ING Eagle Asset Capital Appreciation Portfolio                                                  13-3793993
     ING EquitiesPlus Portfolio                                                                      20-3606554
     ING Evergreen Health Sciences Portfolio                                                         20-0573913
     ING Evergreen Omega Portfolio                                                                   20-0573935
     ING FMR(SM) Diversified Mid Cap Portfolio                                                       25-6725709
     ING FMR(SM) Earnings Growth Portfolio                                                           20-1794099
     ING FMR(SM) Equity Income Portfolio                                                                 TBD
     ING FMR(SM) Small Cap Equity Portfolio                                                          20-3606533
     ING Franklin Income Portfolio                                                                   20-4411383
     ING Global Real Estate Portfolio                                                                20-3602480
     ING Global Resources Portfolio                                                                  95-6895627
     ING Goldman Sachs Tollkeeper(SM) Portfolio                                                      23-3074142
     ING International Portfolio                                                                     23-3074140
     ING Janus Contrarian Portfolio                                                                  23-3054937
     ING JPMorgan Emerging Markets Equity Portfolio                                                  52-2059121
     ING JPMorgan Small Cap Equity Portfolio                                                         02-0558352
     ING JPMorgan Value Opportunities Portfolio                                                      20-1794128
     ING Julius Baer Foreign Portfolio                                                               02-0558388
     ING Legg Mason Partners All Cap Portfolio                                                       23-0326348
     ING Legg Mason Value Portfolio                                                                  23-3054962
     ING LifeStyle Aggressive Growth Portfolio                                                       20-0573999
     ING LifeStyle Growth Portfolio                                                                  20-0573986
     ING LifeStyle Moderate Growth Portfolio                                                         20-0573968
     ING LifeStyle Moderate Portfolio                                                                20-0573946

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
                                                                  TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                             ORGANIZATION       ORGANIZATION        I.D. NO.
------------------                                             ------------       ------------       ---------
ING INVESTORS TRUST (CONT.)
     ING Limited Maturity Bond Portfolio                                                             95-6895624
     ING Liquid Assets Portfolio                                                                     95-6891032
     ING Lord Abbett Affiliated Portfolio                                                            23-3027331
     ING MarketPro Portfolio                                                                         20-2990523
     ING MarketStyle Growth Portfolio                                                                20-2990561
     ING MarketStyle Moderate Growth Portfolio                                                       20-2990595
     ING MarketStyle Moderate Portfolio                                                              20-2990628
     ING Marsico Growth Portfolio                                                                    51-0380299
     ING Marsico International Opportunities Portfolio                                               20-1794156
     ING Mercury Large Cap Value Portfolio                                                           02-0558367
     ING Mercury Large Cap Growth Portfolio                                                          02-0558346
     ING MFS Mid Cap Growth Portfolio                                                                51-0380288
     ING MFS Total Return Portfolio                                                                  51-0380289
     ING MFS Utilities Portfolio                                                                     20-2455961
     ING Oppenheimer Main Street Portfolio(R)                                                        51-0380300
     ING PIMCO Core Bond Portfolio                                                                   51-0380301
     ING PIMCO High Yield Portfolio                                                                  02-0558398
     ING Pioneer Equity Income Portfolio                                                                 TBD
     ING Pioneer Fund Portfolio                                                                      20-1487161
     ING Pioneer Mid Cap Value Portfolio                                                             20-1487187
     ING Stock Index Portfolio                                                                       55-0839540
     ING T. Rowe Price Capital Appreciation Portfolio                                                95-6895626
     ING T. Rowe Price Equity Income Portfolio                                                       95-6895630
     ING Templeton Global Growth Portfolio                                                           51-0377646
     ING UBS U.S. Allocation Portfolio                                                               23-3054961
     ING Van Kampen Equity Growth Portfolio                                                          02-0558376
     ING Van Kampen Global Franchise Portfolio                                                       02-0558382
     ING Van Kampen Growth and Income Portfolio                                                      13-3729210
     ING Van Kampen Real Estate Portfolio                                                            95-6895628
     ING VP Index Plus International Equity Portfolio                                                20-2990679
     ING Wells Fargo Mid Cap Disciplined Portfolio                                                   13-6990661
     ING Wells Fargo Small Cap Disciplined Portfolio                                                 20-3602389

ING MAYFLOWER TRUST                                            Business Trust     Massachusetts          N/A
     ING International Value Fund                                                                    06-1472910

ING MUTUAL FUNDS                                               Statutory Trust    Delaware               N/A
     ING Diversified International Fund                                                              20-3616995
     ING Emerging Countries Fund                                                                     33-0635177
     ING Emerging Markets Fixed Income Fund                                                          20-3617319
     ING Foreign Fund                                                                                72-1563685
     ING Global Bond Fund                                                                            20-4966196
     ING Global Equity Dividend Fund                                                                 55-0839557

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
                                                                  TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                             ORGANIZATION       ORGANIZATION        I.D. NO.
------------------                                             ------------       ------------       ---------
ING MUTUAL FUNDS (CONT.)
     ING Global Real Estate Fund                                                                     86-1028620
     ING Global Value Choice Fund                                                                    33-0552475
     ING Greater China Fund                                                                          20-3617281
     ING Index Plus International Equity Fund                                                        20-3617246
     ING International Capital Appreciation Fund                                                     20-3617270
     ING International Fund                                                                          22-3278095
     ING International Real Estate Fund                                                              20-3616901
     ING International SmallCap Fund                                                                 33-0591838
     ING International Value Choice Fund                                                             20-2024764
     ING Precious Metals Fund                                                                        13-2855309
     ING Russia Fund                                                                                 22-3430284

ING PARTNERS, INC.                                             Corporation        Maryland               N/A
     ING American Century Large Company Value Portfolio                                              52-2354157
     ING American Century Select Portfolio                                                           52-2354143
     ING American Century Small-Mid Cap Value Portfolio                                              45-0467862
     ING Baron Asset Portfolio                                                                       20-3606546
     ING Baron Small Cap Growth Portfolio                                                            75-3023525
     ING Columbia Small Cap Value II Portfolio                                                       20-3606562
     ING Davis Venture Value Portfolio                                                               52-2354160
     ING Fidelity(R) VIP Contrafund(R) Portfolio                                                     20-1351800
     ING Fidelity(R) VIP Equity Income Portfolio                                                     20-1352142
     ING Fidelity(R) VIP Growth Portfolio                                                            20-1352125
     ING Fidelity(R) VIP Mid Cap Portfolio                                                           20-1352148
     ING Fundamental Research Portfolio                                                              52-2354152
     ING Goldman Sachs(R) Capital Growth Portfolio                                                   52-2354149
     ING Goldman Sachs(R) Structured Equity Portfolio                                                51-0457737
     ING JPMorgan International Portfolio                                                            06-1496079
     ING JPMorgan Mid Cap Value Portfolio                                                            75-3023510
     ING Legg Mason Partners Aggressive Growth Portfolio                                             06-1496052
     ING Legg Mason Partners Large Cap Growth Portfolio                                              51-0457738
     ING Lord Abbett U.S. Government Securities Portfolio                                            20-3606442
     ING MFS Capital Opportunities Portfolio                                                         06-1496058
     ING Neuberger Berman Partners Portfolio                                                         20-3606413
     ING Neuberger Berman Regency Portfolio                                                          20-3606426
     ING OpCap Balanced Value Portfolio                                                              52-2354147

                                                                  TYPE OF           STATE OF          TAXPAYER
TAXPAYER/FUND NAME                                             ORGANIZATION       ORGANIZATION        I.D. NO.
------------------                                             ------------       ------------       ---------
ING PARTNERS, INC. (CONT.)
     ING Oppenheimer Global Portfolio                                                                75-3023503
     ING Oppenheimer Strategic Income Portfolio                                                      20-1544721
     ING PIMCO Total Return Portfolio                                                                75-3023517
     ING Pioneer High Yield Portfolio                                                                20-3606502
     ING Solution 2015 Portfolio                                                                     20-2456044
     ING Solution 2025 Portfolio                                                                     47-0951928
     ING Solution 2035 Portfolio                                                                     20-2456104
     ING Solution 2045 Portfolio                                                                     20-2456138
     ING Solution Income Portfolio                                                                   20-2456008
     ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                          52-2354156
     ING T. Rowe Price Growth Equity Portfolio                                                       06-1496081
     ING Templeton Foreign Equity Portfolio                                                          20-3606522
     ING UBS U.S. Large Cap Equity Portfolio                                                         06-1496055
     ING UBS U.S. Small Cap Growth Portfolio                                                         20-3736472
     ING Van Kampen Comstock Portfolio                                                               75-3023521
     ING Van Kampen Equity and Income Portfolio                                                      52-2354153

ING PRIME RATE TRUST                                           Business Trust     Massachusetts     95-6874587

ING SENIOR INCOME FUND                                         Statutory Trust    Delaware          86-1011668

ING VARIABLE INSURANCE TRUST                                   Statutory Trust    Delaware               N/A
     ING GET U.S. Core Portfolio - Series 1                                                          43-2007006
     ING GET U.S. Core Portfolio - Series 2                                                          41-2107140
     ING GET U.S. Core Portfolio - Series 3                                                          32-0090501
     ING GET U.S. Core Portfolio - Series 4                                                          32-0090502
     ING GET U.S. Core Portfolio - Series 5                                                          32-0090504
     ING GET U.S. Core Portfolio - Series 6                                                          32-0090505
     ING GET U.S. Core Portfolio - Series 7                                                          83-0403223
     ING GET U.S. Core Portfolio - Series 8                                                          20-1420513
     ING GET U.S. Core Portfolio - Series 9                                                          20-1420578
     ING GET U.S. Core Portfolio - Series 10                                                         20-2936139
     ING GET U.S. Core Portfolio - Series 11                                                         20-2936166
     ING GET U.S. Core Portfolio - Series 12                                                         20-2936189
     ING GET U.S. Core Portfolio - Series 13                                                         20-4949294
     ING GET U.S. Core Portfolio - Series 14                                                             TBD
     ING VP Global Equity Dividend Portfolio                                                         25-6705433

ING VARIABLE PRODUCTS TRUST                                    Business Trust     Massachusetts         N/A
     ING VP Financial Services Portfolio                                                             86-1028316
     ING VP High Yield Bond Portfolio                                                                06-6396995

                                                                  TYPE OF           STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                             ORGANIZATION       ORGANIZATION        I.D. NO.
------------------                                             ------------       ------------       ---------
ING VARIABLE PRODUCTS TRUST (CONT.)
     ING VP International Value Portfolio                                                            06-6453493
     ING VP LargeCap Growth Portfolio                                                                86-1028309
     ING VP MidCap Opportunities Portfolio                                                           06-6493760
     ING VP Real Estate Portfolio                                                                    20-0453833
     ING VP SmallCap Opportunities Portfolio                                                         06-6397002

ING VP NATURAL RESOURCES TRUST                                 Business Trust     Massachusetts      22-2932678

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